THE MAINSTAY FUNDS

MainStay 130/30 High Yield Fund

Supplement dated September 24, 2008 (“Supplement”)
to the MainStay 130/30 Funds Prospectus dated February 28, 2008 (“Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus for the MainStay 130/30 High Yield Fund (the “Fund”). You may obtain copies of the Prospectus and Statement of Additional Information applicable to the Funds free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782) or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the Fund’s website at mainstayinvestments.com. Please review this important information carefully.

Impact on Trading Counterparties

Recent market events have had an impact on some of the Fund’s trading counterparties. As a result, our ability to transact with certain counterparties may be limited and the Fund may be temporarily unable to sell securities pledged as collateral to these counterparties. This may have a temporary and limited impact on the Fund’s ability to fully implement its investment strategy.

Restrictions on Short Selling

In response to recent market events, regulatory authorities in the United States have enacted temporary rules prohibiting the short-selling of certain stocks. Currently, these restrictions apply only to equity securities and not to the debt securities in which the Fund invests. Therefore, we do not believe that these restrictions on short selling will have an impact on the Fund’s ability to fully implement its investment strategy.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE